Exhibit 99.2 Corporate Presentation June 2026

Disclaimer and forward-looking statements This confidential presentation has been made available to you for informal purposes only with the consent of Talawar Tx Inc. (the “Company” or Talawar ) and JATT II Acquisition Corp (“JATT”) and has been prepared to assist interested parties in making their own evaluation wi th respect to a business combination between the Company and JATT and related transactions, including a potential private placement of public equity in the post-closing combined company (the “proposed transaction”) and for no other purpose. This presentation is stric tly confidential and may not be reproduced or redistributed in whole or in part, nor may its contents be disclosed to any other person or entity. You agree to keep any information the Company provides at or inc connection with this meeting (including, without limitation, in this presentation deck) confidential and to not disclose any of the information to any other parties without the Company’s prior express written permission. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or the Company or any officer, director, employee, agent or advisor of the Company. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of the information contained in this presentation or any other information (whether communicated in written or oral form) regarding the Company transmitted or made available to you. The Company expressly disclaims any and all liability relating to, or resulting from, the u se of this presentation or such other information which may be provided to you. Information provided in this presentation and the accompanying oral presentation speak only as of the date hereof. The information in this presentation is intended to facilitate discussion and is not meaningful or complete without such supplemental discussion. Nothing herein should be construed as legal, financial tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing contained herein shall be deemed advice or a recommendation to any party to enter into any transaction or take any course of action. This presentation and the accompanying oral presentation and supplemental discussion contain statements that constitute forwa rd looking statements under the U.S. federal securities laws, including statements related to the Company's product candidates a nd pipeline, the anticipated therapeutic benefits and clinical potential of the Company’s product candidates, the Company's preclinical and clinical development plans and timelines, the design and anticipated results of planned clinical trials, the Company’s expectations regarding the pharmacokinetic properties and dosing regimen of its product candidates, the Company's competitive position and the potential advantages of its product candidates relative to existing therapies and competing approaches, projections of market opportuni ty and commercial potential, the Company's ability to obtain regulatory approvals, the Company's intellectual property position,and the Company’s future financial or business performance. Any such forward-looking statements are based upon current assumptions, may be simplified and may depend upon events outside the Company’s control. Ot her events, which were not taken into account, may occur and may significantly affect the analysis in this presentation. Actual r esults may therefore be materially different from such forward-looking statements, and such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on such forward-looking statements. You should not rely on forward-looking statements as predictions of future events. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this presentation. While we believe such information provides a reasonable basis for these statements, such information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into , or review of, all relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely on these statements. Except as may be required under law, the Company undertakes no obligation to revise or update these forward-looking statements to reflect future events or circumstances. The proposed transaction will be submitted to shareholders of JATT for their consideration. JAAT intends to file a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”), which will includ e a proxy statement/prospectus to be distributed to JATT’ s shareholders in connection with JATT’s solicitation for proxies for the vote by JATT’s shareholders in connection with the proposed transaction and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issu ed to JATT’s shareholders in connection with the completion of the proposed transaction. After the Registration Statement has been filed and declared effective, a definitive proxy statement/prospectus and other relevant documents will be mailed to JATT shareholders and Company stockholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, JATT shareholders and Company stockholders and other interested persons are advised to read, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC, as they will contain important information. Security holders will also be able to obtain free c opies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a request to JATT II Acquisition Corp., 153 Central Avenue C/O 56 Westfield, NJ 07091. JATT, the Company and certain of their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding such partic ipants and their interests will be included in the proxy statement/prospectus when available and may be obtained free of charge at the SEC’ s website located at www.sec.gov, or by directing a request to JATT II Acquisition Corp., 153 Central Avenue C/O 56 Westfield, NJ 07091. Additional information regarding the interests of such participants in the proxy solicitation and a description of their direct and indirect interests, will be contained in the proxy statement/prospectus relating to the Proposed Business Combination when it becomes available. This presentation is not a substitute for the registration statement or for any other document that JATT and the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of ot her documents filed with the SEC by JATT, without charge, at the SEC’s website located at www.sec.gov. This presentation is not intended to form the basis of any investment decision and may not be used for, and does not constitute, an offer to sell, or a solicitation of any offer, or an invitation, or a solicitation to subscribe for or purchase, or to make any commitments for or in respect of any securities or other interests or to engage in any other transaction (whether directly or indirectly) and may not be used or relied upon in connection with any offer or solicitation. Any offer to sell securities will only be made pursuant to a definitive subscription agreement, and the Company reserves the ri ght to withdraw or amend for any reason any offering and to reject any subscription agreement in whole or in part for any reason. Nothing contained in this presentation shall be deemed to be binding against, or to create any obligations or commitment on t he part of, the Company. In addition, no responsibility or liability or duty of care is or will be accepted by the Company for updating any information (or any additional information) contained in this presentation, correcting any inaccuracies in it or providing any additional information to the recipient. Accordingly, to the maximum extent permitted by law, the Company shall not be liable (including in negligence) for any direct, indirect or consequential losses, damages, costs, expenses or liabilities suffered, incurred, or otherwise arising out of or in connection with the use or reliance on this presentation. This presentation contains estimates, projections and other forward-looking information with respect to the anticipated future performance of the Company and its product candidates, as well as estimates, projections and other data relating to third part ies and their respective products, pipelines and commercial performance, including peak sales estimates, market size projections and clinical trial data, which have been derived from or based upon information prepared by, or sourced from, third-party industry publications, research reports, analyst estimates and other publicly available sources (collectively, Third-Party Data ). While the Company believes such Third-Party Data to be reasonable, neither the Company nor any of its affiliates, officers, directors, employees, agents or advisors has independently verified the accuracy or completeness of any such Third-Party Data, and no representation or warranty, express or implied, is made with respect thereto. Third-Party Data is subject to significant uncertainty and is based on assumptions and estimates that may prove to be inaccurate. Projections relating to the Company's product candidates, pipeline, clinical development timelines, market opportunity and commercial potential are based on the Company's internal estimates and assumptions, which are inherently uncertain and subject to significant business, economic, competitive, regulatory and other risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such projections. The inclusion of any projection or estimate in this presentation should not be regarded as a representation by the Company or any other person that such projection or estimate will be achieved, and you are cautioned not to place undue reliance on any such information. Neither the Company nor any other person assumes any obligation to update any projections or Third-Party Data for any reason after the date of this presentation. All trademarks or trade names of third parties referred to in this presentation are the property of their respective owners. . The use or display of third parties’ trademarks, service marks, trade name or products in this presentation is not intended to , and does not imply, a relationship with the Company or JATT, an endorsement or sponsorship by or of the Company or JATT or a guarantee that the Company or JATT will work or will continue to work with such third parties. Solely for convenience, the trademarks and trade names in this prospectus supplement are referred to without the ® and symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. 2

Risk factors (1/2) The below list of risk factors has been prepared solely for purposes of the proposed private placement transaction (the “Private Placement”) as part of the proposed business combination of JATT and Talawar (the “Business Combination”), and solely for potential investors in the Private Placement, and not for any other purpose. All references to “Talawar,” the “Company,” “we,” “us” or “our” refer to the business of Talawar Tx Inc. and its consolidated subsidiaries. The risks presented below are certain of the general risks related to the business o f the Company, the Private Placement and the Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and JATT, with the U.S. Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the proposed transactions between the Company a nd JATT. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and JATT and the proposed transactions between the Company and JATT, and may differ significantly from and be more extensive than those presented below. Investing in securities (the “Securities”) to be issued in connection with the Business Combination involves a high degree of risk. You should carefully consider these risks and uncertainties, together with the information in the JATT’s consolidated financial statements and related notes, and should carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in the Private Placement, before making an investment decision. There are many risks that could affect the business and results of operations of the Company, man y of which are beyond its control. If any of these risks or uncertainties oc curs, the Company’s business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company’s business, financial condition and/or operating results. If any of these risks or uncertainties actually occurs, the value of the Company’s equity securities may decline, and any investor in the Private Placement may lose all or part of its investment. Risks Related to Our Bus iness Lim ited Operating His tory; Net Losses. We are a preclinical-stage biopharmaceutical company with a limited operating history and no products approved for commercial sale, which may make it difficult to evaluate our current business and predict our future success and viability. We have incurred net losses in every year since our inception. We expect to continue to incur net losses in the future. To date, we have not yet initiated any clinical trials for any of our product candidates, and we have not demonstrated our ability to conduct or complete any clinical trials, obtain regulatory approv als, manufacture a product on a commercial scale (or arrange for a third party to do so on our behalf), or conduct sales and marketing activities necessary for successful commercialization. Consequently, any predictions you make about our future success or viability may not be asaccurate as they could be if we had a longer operating history or a track record of developing and commercializing pharmaceutical products. Capital Requirements. We will need substantial additional funding in order to maintain our operations and advance the development and commercialization of our product candidates, through public or private equity or debt financings or other sources, such as strategic collab orations. Failure to obtain this necessary capital when needed, or on acceptable terms, may force us to delay, reduce or eliminate certain of our product development or research operations. Lim ited Resources. Due to our limited resources and access to capital, we must prioritize development of certain product candidates; these decisions may prove to have been wrong and may adversely affect our business. Dilution. Until such time, if ever, as we can generate substantial product revenue, we expect to finance our cash needs through equity offerings, debt financings, collaborations, strategic alliances and licensing arrangements. We do not have any committed external source of funds. To the extent that we raise additional capital through the sale of equity or convertible debt securities, your ownership interest will be diluted, and the terms of these securities may include liquidation or other preferences that adversely affect your rights as a common stockholder. Developm ent. Preclinical and clinical drug development is a lengthy and expensive process, with uncertain timelines and outcomes. If preclinical studies or clinical trials of our product candidates are prolonged or delayed, we may be unable to obtain required regul atory approvals, and therefore be unable to commercialize our product candidates or any of our future product candidates on a timely basis or at all. If we cannot successfully overcome those barriers, our business will be negatively impacted. Precli nical-Stage of Developm ent. We have never completed any preclinical studies or clinical trials for any product candidate, and we cannot be certain that any of our product candidates will ever receive regulatory approval. Before we can commence a clinical trial for any product candidate, we must complete IND-enabling preclinical studies, including toxicology studies, and submit an IND application to the FDA or equivalent filing to comparable foreign regulatory authorities. Regulatory Approval. Our product candidates are at an early and uncertain stage of development. We may not succeed in developing, obtaining regu latory approval for and commercializing any of our product candidates. All of our product candidates, including TALA-125, are in preclinical development and have not been tested in humans. We have generated preclinical data for our TALA-125, including non-human primate pharmacokinetic and in vitro potency data. However, results from non-human primate studies and in vitro studies may not accurately predict human clinical trial results. Continued Development of Product Candidates. We may not continue to progress the development of TALA-125 or any other of our current product candidates. Clinical testing can take many years to complete and its outcome is inherently uncertain. Failure can occur at any time during the clinical development process. If we continue to progress the development of our product candidates, the results of our preclinical studies and any clinical trials may not support the further development or commercialization of our product candidates. Safety & Efficacy. If we continue to progress the development of our product candidates, our clinical trials may fail to demonstrate substantial evidence of the safety and efficacy of our product candidates or any future product candidates, which would prevent or delay or limit the scope of regulatory approval and commercialization. Side Effects. If we continue to progress the development of our product candidates, our product candidates may be associated with serious adverse, undesirable or unacceptable side effects, which may delay or halt their clinical development, prevent their marketing a pproval or lead to limited market demand, if approved. Interi m, Top-Line and Preliminary Data. Interim, top-line and preliminary data from our clinical trials that we announce or publish from time to time may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data. Com mercialization. We currently have no marketing, sales or distribution capabilities, and if any of our product candidates are approved, we will need to invest significant resources to develop these capabilities or enter into agreements with third parties to perform the se functions. W e c annot be certain that we will be able to develop these capabilities or enter into such agreements on favorable terms. Either approach could involve significant expenses and would require significant management time. Market Size. If the market opportunities for any of our product candidates, if approved, are smaller than we estimate, or if any approval that we obtain is based on a narrower definition of the patient population, our revenues may be adversely affected and our busin ess may suffer. Our projections of both the number of people who have the diseases we are targeting, as well as the subset of people with these diseases who have the potential to benefit from treatment with our product candidates, are based on our beliefs and estimates. These estimates have been derived from a variety of sources, including scientific literature and surveys of clinics and patient foundations, and may prove to be incorrect. Com petition. We face significant competition from other biotechnology and pharmaceutical companies, and our operating results will suffer if we fail to compete effectively. Market Acceptance. As a company, we have never commercialized a product. Even if our product candidates are approved by the appropriate regulatory authorities for marketing and sale, they may not gain acceptance among physicians, patients, third-party payors and others in the medical community. Dependence on Senior Management. We are highly dependent on the services of our senior management team and if we are not able to retain members of our management team or recruit and retain additional management, clinical and scientific personnel, our business will be harmed. Organizati onal Growth. We expect to grow our organization, and we may encounter difficulties in managing this growth, which could disrupt our operations. Inform ation Technology Systems. If the information technology systems on which we rely or our data, are or were compromised, we could experience adverse consequences, including but not limited to regulatory investigations or actions, litigation, fines and penalties, disruptions of ou r business operations, reputational harm, loss of revenue or profits and other adverse consequences. Federal and State Healthcare Laws and Regulati ons. Our relationships with customers, physicians and third-party payors may be subject, directly or indirectly, to federal and state healthcare fraud and abuse laws, false claims laws, other healthcare laws and regulations and health data privacy and security laws and regulations, contractual obligations and self-regulatory schemes. If we are unable to comply, or have not fully complied, with such laws, we could face substantial penalties. License Ag reement. We currently rely on licensing arrangements with Khanda Therapeutics LP through the Antibody Discovery and Option Agreement and the IL-13/IL-18 License Agreement. If we breach our license agreements with Khanda Therapeutics (“Khanda”) or otherwise fail to maintain our licenses in good standing, we could lose the ability to develop and commercialize any or all of our product candidates. License Ag reement Exclusive Covenants. Khanda’ s exclusivity covenants in our license agreements are limited in duration and scope. Following the expiration of those covenants, Khanda may develop or license competing product candidates to third parties.Under each of our License Agreements with Khanda, Khanda has agreed to a 5-year exclusivity covenant that prevents Khanda from clinically developing, commercializing or licensing to any third party any bispecific antibody product directed solely to the same combination of targets as the licensed product candidate. Third Party Suppli ers, Developers and Testers. We rely on third-party manufacturers, CROs, CDMOs and suppliers to supply, develop and test components of our product candidat es. The loss of our third-party manufacturers, CROs, CDMOs or suppliers, their failure to comply with applicable regulatory requirements or to supply sufficient quantities at acceptable quality levels or prices, or at all, or changes in methods of product candidate manufacturing, devel opment or formulation would materially and adversely affect our business. Third Party Preclini cal Study and Clinical Trial Activities. We rely, and expect to continue to rely, on third parties, including independent clinical investigators, contracted laboratories and CROs, to conduct our preclinical studies and clinic al trials. If these third parties do not successfully carry out their contractual duties or meet expected deadlines, we may not be able to obtain regulatory approval for or commercialize our product candidates and our business could be substantially harmed. Khanda Intellectual Property. We have licensed intellectual property rights from Khanda and may do so in the future. Such licenses may be subject to early termination if we fail to comply with our obligations in our licenses with Khanda, which could result in the loss of rights or technology that are material to our business. If we fail to comply with our contractual obligations and fail to cure our breach within a specifiedperiod of time, the licensor may have the right to terminate the applicable license, harming our ability to develop, manufacture and commercialize our product candidates. Intellectual Property Protection. Our success depends in part on our ability to protect our intellectual property. It is difficult and costly to protect our pr oprietary rights and technology, and we may not be able to ensure their protection. Potential Conflicts of Interes t with Khanda and/or Access Industries, Inc. and its affiliates. Our relationship with Khanda and Access Industries, Inc. and its affiliates (“Access”) may create conflicts of interest, or t he appearance of conflicts of interest, when we are faced with decisions that could have different implications for Access or Khanda than the decisions have for us. We have non-employee directors who are affiliated with Khanda and Access, Khanda is a princ ipal securityholder in Talawar, and Access is a principal securityholder in both Talawar and Khanda. 3

Risk factors (2/2) Risks Related to the Private Placement Capital Raise. There can be no assurance that the amount of funds raised in the Private Placement will be sufficient for use by the combinedc ompany following the Business Combination (the “Combined Company”). Voting Power. The issuance of shares of the Combined Company’s securities in connection with the Private Placement will dilute the voting power of the Combined Company’s shareholders. Risks Related to JATT and the Busines s Combination Conflicts of Interest. Some of JATT’s officers and directors may have conflicts of interest that may influence or have influenced them to support or approve the Business Combination without regard to your interests or in determining whetherwe are an appropriate target for JATT’s initial business combination. Public Float. JATT's founders, directors, officers, advisors and their affiliates may elect to purchase JATT's ordinary shares from public shareholders, which may influence the vote on the Business Combination and reduce the public float of JATT's ordinary shares. Shareholder Vote. JATT's sponsor, officers and directors have agreed to vote in favor of the business combination, regardless of how JATT's public shareholders vote. Transaction Costs. Both JATT and we will incur significant transaction costs in connection with the Business Combination. Contingencies of Business Combi nation. The consummation of the Business Combination is subject toa number of conditions and if those conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. Redempti on. The ability of JATT's shareholders to exercise redemption rights with respect to a larger number of outstanding JATT shares could increase the probability that the business combination will not occur. Value of Securities. If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of JATT’ s ordinary shares or, following the consummation of the Business Combination, the value of the Combined Company’s common stock, may decline. Stock Exchange Approval. There can be no assurance that the Combined Company’s securities will be approved for listing on the chosen stock exchange or that the Combined Company will be able to comply with the continued listing standards of such stock exchange. Legal Proceedings. Any legal proceedings in connection with the Business Combination, the outcome of which would be inherently uncertain, could delay or prevent the completion of the Business Combination. Com pliance with Laws. Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect us and the Combined Company’s business, including JATT, and our ability to consummate the Business Combination, and results of operations. Projecti ons. The Company's operating and financial forecasts, which were presented to the JATT board, may not prove accurate. Fairness Opini on. JATT is not required to obtain an opinion from an independent accounting or investment banking firm, and consequently, JATT's shareholders may have no assurance from an independent source that the price JATT is paying for the business is fair to JATT's shareholders from a financial point of view. As of the date of this presentation, the JATT board has not yet obtained a third-party valuation or financial opinion, but currently intends to obtain one prior to proceeding with the Business Combination. 4

Our steadfast commitment to those suffering from I&I disorders: We are developing meaningful therapies purpose-built to To improve lives by smash through the current dramatically monotherapy efficacy plateau broadening and deepening responses by leveraging the power and for patients precision of bispecific antibodies. I&I: immunology an d inflammatio n 5

Talawar is led by a team of highly experienced drug developers with deep expertise in I&I Management Team Board of Directors Dan Becker, MD, PhD Christine Borowski, PhD Someit Sidhu, MD Evan Taddeo Marc Schegerin Fabio Nunes Kristine Callahan MD, MBA MD, MMSc PhD CPA Chief Medical Officer VP, Corporate Development VP, Controller Chief Executive Officer Praveen Tipirneni, MD, MBA Marc Schegerin, MD, MBA 6

Talawar aims to develop best-in-class bispecifics for I&I diseases

- Combinations in I&I diseases can **break** the monotherapy efficacy ceiling; doing this in AD **may expand** the largest future I&I market
- TALA-125 combines IL-13 and IL-18 inhibition: two **orthogonal, validated** mechanisms of action[1]
- TALA-125 is designed as a 1+1, IgG-like bispecific, with **excellent developability**[1] and a **potentially best-in-indication** product profile
- **Rapid path to value inflection**, with CTA expected YE 2026 and Ph2b PoC data expected in 2H28

Talawar Therapeutics

[1]Talawar internal data; CTA: clinical trial application

7

Talawar's pipeline is powered by thoughtful design for transformative impact, beginning in Atopic Dermatitis

Novel IP composition of matter beyond 2045[1]

Program		Discovery	IND-enabling	Clinical
TALA-125	**Anti-IL-13 x IL-18 bispecific** *Atopic Dermatitis, Other Derm, Resp*			Ph1 start 1Q27 Ph1 readout 4Q27 Ph2b start 1Q28 Ph2b readout 2H28
TALA-307	**Anti-IL-13 x undisclosed bispecific** *Immunologic Diseases*			Candidate selection expected 1H27
TALA-711	**Anti-IL-13 x undisclosed bispecific** *Immunologic Diseases*			

Talawar Therapeutics

[1]Talawar has exclusive rights to TALA-125 and TALA-307 pursuant to license agreements with Khanda Therapeutics with customary terms, including expense reimbursement, milestones and royalties. Talawar has an option to obtain exclusive rights to TALA-711 pursuant to an Antibody Discovery and Option Agreement with Khanda

8

Combination approaches can break through the monotherapy efficacy ceiling in I&I disorders

Ulcerative Colitis



Clinical Remission[1] (%)
100%
50%
0%
Simponi golimumab
Tremfya
25%
24%
47%
Anti-TNFα
Anti-IL-23
Anti-TNFα + Anti-IL23

Crohn's Disease



Endoscopic Remission[2] (%)
100%
50%
0%
HUMIRA adalimumab
Skyrizi
21%
21%
42%
Anti-TNFα
Anti-IL-23
Anti-TNFα + Anti-IL23

Psoriatic Arthritis



ACR50[3] (%)
100%
50%
0%
Simponi golimumab
Tremfya
29%
22%
44%
Anti-TNFα
Anti-IL-23
Anti-TNFα + Anti-IL23

Atopic Dermatitis



EASI75[4] (%)
100%
50%
0%
Ebglyss
Aletekitug
?
33% - 42%
39%
Anti-IL-13
Anti-IL-18
Anti-IL-13 + Anti-IL-18

Talawar Therapeutics

[1]Clinical remission at 12 weeks from VEGA study, Feagan et al. 2023 Lancet Gastroenterol Hepatol Volume 8, Issue 4p307-320; [2]Endoscopic remission at 24 weeks from TARGET-CD platform study; (NCT06548542), as disclosed on ABBV's 1Q26 earnings call, per Guggenheim and LifeSci Capital research reports; [3]ACR50 at 24 weeks from AFFINITY study, Guggenheim research, EudraCT 2021-002012-31; [4]Data above are not from head-to-head studies. Cross-trial data interpretation should be considered with caution as it is limited by differences in study design, phase, population, sample size, inclusion and exclusion criteria and many other factors; Ebglyss data (without TCS) from FDA labels; Aletekitug data from NIH Publication (December 18, 2025); no clinical trial conducted for Anti-IL-13 + Anti-IL-18 in AD and illustration represents our belief that this combination will lead to significant clinical benefits to patients with AD

9

We believe combining IL-13 and IL-18 inhibition will lead to significant clinical benefits in Atopic Dermatitis

IL-13 mAbs are **current standard of care,** and IL-18 mAbs are recently **de-risked in clinical trials**[1]

IL-18 inhibition has potential to **expand the addressable patient population**

IL-18 inhibition may improve itch **independently from Th2 pathway**

Talawar Therapeutics

[1] DeBusk et al. 2025 Dermatol Online J. 31(4):Article 2, 1-14; Ellis et al. 2026 Allergy 81:539–551; clinicaltrials.org; EVMN corporate presentation Phase 2a topline data (2/10/2026)

10

IL-13 and IL-18 are well-validated targets in atopic dermatitis[1]


IL-13 Programs[2]
IL-18 Programs[3]
vIGA-AD 0/1
(Pbo-Adjusted)
30%
22%
28%
27%
12%
9%
35%
16%
15%
12%
23%

Company	Eli Lilly	Regeneron / Sanofi	Leo Pharma	Apogee	GSK	Novartis	Evommune
Program	Ebglyss	Dupixent	Adbry	Zumilokibart	Aletekitug	CMK389	EVO301
Current Phase	Approved	Approved	Approved	Phase 2	Phase 2	Phase 2	Phase 2
Est. Peak AD Sales ($B)[4]	$2.8	$18.3	$0.7	$5.8	--	--	$1.5

Talawar Therapeutics

[1]Data above are not from head-to-head studies. Cross-trial data interpretation should be considered with caution as it is limited by differences in study design, phase, population, sample size, inclusion and exclusion criteria and many other factors; different color shaded bars represent range of efficacy reported in respective clinical trials; [2]Dupixent, Ebglyss and Adbry Phase 3 monotherapy data from FDA labels (approved in US, EU, Japan; zumilokibart data from APGE APEX Phase 2 Part A readout corporate deck (7/7/2025); [3]Data for aletekitug from Ellis et al. 2026 Allergy 81:539–551, data from CMK389 from clinicaltrials.org and EVO301 data from EVMN corporate presentation Phase 2a topline data (2/10/2026). [4]Peak estimated sales in AD in billions of dollars, per EvaluatePharma and Wall Street Research.

11

TALA-125 is a potentially best-in-class IL-13 x IL-18 bispecific

- TALA-125 leverages the **validated lebrikizumab epitope**
- TALA-125's IL-18 binding arm binds the same epitope as aletekitug, which **spares IL-37-mediated anti-inflammatory** activity[1]
- TALA-125 demonstrates **affinity and potency in-line with respective best-in-class monotherapies**, with an excellent developability profile[1]
- TALA-125 utilizes **validated half-life extension** mutations, with a **projected ~60-90 day human half-life**



TALA-125

Talawar Therapeutics

[1] [1]Talawar internal data

12

IL-18 inhibition could potentially drive clinical efficacy in dupilumab-refractory patients

Aletekitug shows meaningful clinical response in Dupi-IR[1] patients at 12 weeks



Aletekitug
Placebo
0
-50
-100
% CFB EASI
N = 3
N = 1
39%
94%
GSK

Higher baseline IL-18 levels correlate to poor dupilumab response[2]



IL18
*p = 1.1e-03
Pretreatment plasma/serum levels pg/mL (Log10(+0.1))
4
3
2
+++ ++ +
Responder group
+++ Early
++ Intermediate
+ Poor

IL-18 remains elevated in AD skin post-dupilumab and increases in flare[3]



Lesional skin
Non-lesional skin
pg/mL (log10)
10^4
10^3
10^2
10^1
10^0
10^-1
0 4 16 0 4 16
Treatment duration (weeks)
Index (Flare) patient
Other patients
Median of other patients

Talawar Therapeutics

[1]Dupilumab-inadequate responders (Dupi-IR) defined as patients whose disease was not adequately controlled following at least 16 weeks of dupilumab treatment, or who could not tolerate dupilumab, per GSK clinical protocol amendment 6/6/2022 (NCT04975438)
Clinicaltrials.gov (NCT04975438), Guttman-Yassky et al. EADV 2024 poster P0550
[2]Fukushima-Nomura et al. 2025 Nature Communications 16:4981
[3]Van der Risjt et al. 2025 Clin Exp Allergy 55:552–563

13

Targeting IL-13 and IL-18 mitigates itch via two independent 1 pathways (Th2 and non-Th2) Anti-IL-18 shows similar IL-18 KO addresses Th2- IL-13 x IL-18 could deliver effect on itch to Nemluvio independent itch synergistic effects on itch 0 600 - 0.5 Th2-dependent 500 pathway 400 IL-13 -1.5 300 200 ITCH -3 100 0 - 4.6 - 4.6 IL18-/- Stat6 -/- WT IL-18 OE CASP1 OE CASP1 OE CASP1 OE IL-18 Th2-independent (STAT6-KO) pathway IL-18 deletion alleviates scratching in the caspase 4 1 non-Th2-based mouse model -6 1 Data abo ve are not from head-to-head studies. Cross-trial data interpr etation sh ould b e con sider ed with caution as it is limited by differen ces in stu dy design, phase, pop ulatio n, sample size, inclusion and 2 exclusio n cr iteria and many oth er factor s; Silverb erg et al. 2021 JEADV Volu me 35, Issu e 7: 1562-1568; nemolizumab itch data at 4 weeks der ived from su bpopulation analysis from Ph ase 2b atopic dermatitis 3 4 study in patien ts with EASI ≥16; Kelly et al. 2023 EADV ab stract 4304, itch en dpoint measured at 12 weeks; Ko nish i et al 2002 PNAS 99 (17) 11340-11345 14 1 Silverberg et al. 2021 JEADV Volume 3, Issue 7: 1562-1568; nemolizumab itch data at 4 weeks derived from subpopulation analysis from Phase 2b atopic dermatitis study in patients with EASI ≥16 Ständer et al. 2020 N Engl J Med 382:706-716; Kelly et al. 2023 EADV abstract 4304 ; Konishi et al 2002 PNAS 99 (17) 11340-11345 CFB in mean absolute PP-NRS 2 Nemolizumab N = 50 Placebo N = 44 3 Aletekitug N = 12 Placebo N = 7 Scratches per 10minutes Scratches per 10 minutes

TALA-125 utilizes the well-validated lebrikizumab epitope, preserving natural IL-13 regulation

TALA-125 & Lebrikizumab Target Same Epitope[1]


Lebrikizumab & TALA-125
IL-13
IL4R
IL-13RA1
IL-13RA2
(Decoy)
No
Signaling
Clearance
IL-13
Regulatory
MOA
Intracellular
Degradation
Tralokinumab
IL-13
IL4R
IL-13RA1
IL-13RA2
(Decoy)
No
Signaling
No
Clearance
IL-13
Regulatory
MOA

Key Advantages of TALA-125

- Like lebrikizumab, TALA-125 prevents IL-13 signaling via IL-4R but maintains binding to IL-13Rα2 (decoy receptor) for cytokine clearance, naturally regulating IL-13 signaling
- Lebrikizumab has demonstrated superior efficacy cross-trial, with higher placebo-adjusted EASI75 (33-42% vs. 12-23% for tralokinumab)[2,3]

Talawar Therapeutics

[1]Figure created with Biorender and adapted from Zhu et al. 2025 J Allergy Clin Immu Glob VOLUME 4, NUMBER 4: 1-8; [2]Data above are not from head-to-head studies. Cross-trial data interpretation should be considered with caution as it is limited by differences in study design, phase, population, sample size, inclusion and exclusion criteria and many other factors; [3]ECZTRA 1 & 2 and Ebglyss FDA label

15

TALA-125 neutralizes IL-18 without interfering with IL-37-mediated anti-inflammatory activity[1]

Aletekitug (GSK) & TALA-125

CMK389 (Novartis) & Camoteskimab (Apollo)



IL-37
IL-18BP
IL-18
IL-18
Regulatory
MOA
IL-18BP
IL-18
Regulatory
MOA
IL-18
IL-37
IL-37
Both
IL-18Rα
IL-1R8
IL-18Rα
IL-18Rβ
IL-18Rα
IL-1R8
IL-37 Anti-Inflammatory pathway: Unaffected
IL-18 Signaling pathway blocked
Potential interference with other pathways

Key Advantages of TALA-125

- Avoids displacing the natural IL-18 inhibitor IL-18BP, unlike CMK389 or camoteskimab[2]
- Designed to preserve anti-inflammatory IL-37 signaling
- TALA-125 forms a complex with IL-18, which is designed to enhance neutralization

Talawar Therapeutics

[1]Figure created with Biorender; Landy et al. 2025. Nat Rev Rheum Vol 20, 33-47
[2]TALA-125 mediates IL-18 signalling without interfering with IL-18bp binding, allowing for IL-37 anti-inflammatory role, data on file and J Allergy Clin Immunol. 2025 Nov;156(5):1160-1172.

16

TALA-125 has comparable affinity and potency to anti-IL-13 and anti-IL-18, with a promising developability profile Comparable Affinity and Potency to 1 2 Best-in-Class Reference Binders Promising Developability Profile Method Antibody IL-13 (pM) IL-18 (pM) High expression titer (currently at 10g/L) with concentrations of 150mg/mL Reference <5.5 <6.4 SPR (Affinity) TALA-125 <7.2 <6.8 High bispecific assembly purity, with well- IL-13 IL-18 balanced potency between IL-13 and IL-18 RGA HEK assay RGA HEK assay 100 100 Ref = 39pM TALA = 490pM Commercial formulation expected prior to 50 50 Ph2 start TALA = 66pM Ref = 450pM 0 0 -2 0 2 -2 0 2 10 10 10 10 10 10 Concentration Concentration 1 2 Talawar internal data, u sing in-hou se gen erated binder s of IL-13 (lebrikizu mab sequen ce) and IL-18 (aletekitug sequence) fo rmatted into bispecifics; Talawar internal data 17 Inhibition (%)

TALA-125 utilizes well-validated half-life extension, with an expected human half-life of ~60 to 90 days TALA-125 has a ~1.55x fold increase in … which is expected to support extended 1 3 NHP half-life vs. lebrikizumab … dosing intervals in humans Human: Implied '125 NHP ratio human half-life 3.5x ~90 days 3.0x ~75 days 2.5x ~60 days 100 TALA-125 Lebrikizumab Half-life extended mAbs Non-half-life extended mAbs IV administration 10 1.55x increase is equivalent to fold-increase observed 0 10 20 30 40 50 2 NHP half-life (days) with IV zumilokibart over lebrikizumab in NHPs 1 Talawar internal data. No significan t safety findings id entified in any of the animals in a single 3mg/ kg IV TALA -125 tox study. In a 5-week Do se-Range Find ing Toxicity Study in Cynomolgus Monkeys, 150 mg/ kg TALA- 125 was dosed IV and SQ on Days 1, 15, and 29. The study has been completed an d final histopatho logy report is pendin g. There we re no clinical sign s identified during dosing, with the exception of rever sible, Grade 1 (dermal Draize scale) injection site reactio ns. Lo cal toler ance in NHP is rarely p redictive for human s since th e SC dose volume in NHP is 5 mL/kg and the formulation used is no t th e fin al formulation. No significant treatment-ind uced ch anges were rep orted for body weight or lab p arameters available. In-vitr o ADA profiling (human DC:CD4 co-culture assay) acro ss 30 do nors d id not raise any concerns. So me p robable ADAs seen in sin gle d ose 3mg/kg IV NHP PK study based on decline in exposure in the lebrikizumab and TALA-125 gr oups in a minority of animals. No ch anges in exposure su ggestive of ADAs wer e o bserved during the 18 2 3 150mg/kg DRF stud y. Zhu et al. J Allergy Clin Immunol Glob. 2025 Jul 30;4(4):100545; Data for half-life ex tended and non-half-life ex tended mAbs from peer-reviewed pu blicatio ns, company presentation s and posters, and regulatory lab el documents; NHP: non-human p rimates; HLE: half-life ex tended 1 2 Talawar internal data; Zhu et al. J Allergy Clin Immunol Glob. 2025 Jul 30;4(4):100545; 3Data fo r HLE mAbs derived from: Orecchia et al. Heliy on 12 (2026) e44247, Singh et al. Br J Clin Phar maco l. 2022;88:702– 712, Zh u et al. Sci Transl Med Vol 9, Issue 388, Griffin et al. Antimicrob Agents Chemother. 2017 Feb 23;61(3):e01714-16, Aweda et al. Eur opean Jour nal of Nuclear Med icine and Molecular Imaging (2023) 50:667– 678, Xevudy EMA label, Ko et al. Nature volume 514, pages642–645 (2014), Gau dinski et al. 2018 PLoS Med 15(1): e1002493, Gau tam et al. Nat Med. 2018 Apr 16;24(5):610–616, Zh ang et al. Open Forum Infect Dis. 2026 Jan 11;13(Suppl 1):ofaf695.1439, Rubio et al. In ternational Journ al of ToxicologyVolume 44, Issue 6, December 2025, Pages 443-450, Lim et al. Clin Transl Sci. 2025 Dec 21;18(12):e70456, Zhu et al. Jou rnal of Crohn's an d Colitis, Volume 18, Issue Supp lement_1, Janu ary 2024, Page i1418, Nguyen et al. sp y001-ph1-data-poster-ddw-2025, Human half-life (days)

TALA-125 is projected to suppress IL-13 in line with monotherapies, with IL-18 inhibition beyond aletekitug IL-13 suppression in induction designed to IL-18 suppression designed to match or 1 2 match lebrikizumab / zumilokibart exceed aletekitug Phase 2a dose Potential TALA-125 Potential TALA-125 Induction Regimen (W0, Induction Regimen (W0, 2, 4, 12) 2, 4, 12) Zumilokibart APEX Aletekitug 2mg/kg IV Regimen (W0, 2, 4, 12) Ph2a Lebrikizumab Approved Regimen Multiple TALA-125 maintenance regimens planned to Sustained IL-18 inhibition with long PD effect could be tested in Ph2b following 16-week induction potentially drive superior efficacy vs. aletekitug 1,2 Talawar internal data 19 Ellis et al. Allergy. 2025 Dec 18;81(2):539–551.

Efficient path to clinical proof-of-concept and potential value inflection for TALA-125


2027
2028
2029
Key Milestones
Interim Ph1
HV data
Safety, PK, half-life extension
Ph2b
16wk data
Induction-phase efficacy
Ph2b
28wk data
Durability of response
Clinical Development Path
Ph1 HV SAD
n=56
Ph1 HV MAD
n=24
Ph2b AD (n ~ 180)

Talawar Therapeutics

20

Transaction Overview

Pro forma valuation and ownership

Transaction Overview

- JATT II Acquisition Corp. to combine with Talawar Tx at an implied $120.0M pre-money equity value
- $225.0M PIPE
- $60.0M in trust account[1]
- $16.5M sponsor equity
- $30.4M existing employees allocated ESOP

Sources of Funds

Talawar Rollover Equity	$120.0
PIPE	225.0
Cash in Trust	60.0
Sponsor Equity	16.5
Allocated ESOP	30.4
Total	**$451.9**

Pro Forma Ownership



50%
27%
13%
7%
4%
PIPE Investors
Talawar Equity
JATT II Public Investors
Allocated ESOP
JATT II Sponsor Equity

Uses of Funds[2]

Equity to Talawar Shareholders	$120.0
Cash to Balance Sheet	269.7
Sponsor Equity	16.5
Allocated ESOP	30.4
Estimated Transaction Costs[3]	15.3
Total	**$451.9**

Talawar Therapeutics

[1]$60 million held in the Trust Account assumed as of the closing. All calculations on this slide assume none of shares are redeemed in connection with the Business Combination. The actual amount of cash in the Trust Account is subject to change depending on actual interest earned and potential redemptions.
[2]The Minimum Cash Condition will be $125 million which is sized to support transaction expenses, public company operating expenses, and the Company's anticipated development plan and clinical milestones. Also does not give effect to (i) estimated cash on the balance sheet of approximately $20 million prior to the transaction or (ii) the one-time payment in the amount of $18.0 million payable by Talawar Tx to Khanda under their license agreement, which is expected to be paid using this existing cash on Talawar Tx's balance sheet and (iii) the conversion of an aggregate of $20 million in SAFEs which will convert at a 20% discount to the purchase price in connection with the financing.
[3]Based on 3.00% fee paid for successful de-SPAC completion and 6.00% fee paid for PIPE.

21

TALA-125 Addresses De-risked Targets

- Combines two validated mechanisms in AD, with potential to vastly broaden and deepen clinical responses
- Rationally designed for optimal developability, high potency and extended human half-life
- Efficient path to value inflection enabled by validated targets and well-trodden development path: Ph1 SAD/MAD directly to Ph2b
- Novel IP for composition of matter beyond 2045

Robust Pipeline of Novel Bispecifics for I&I

- TALA-307 & TALA-711: next-generation IL-13-targeting bispecifics for I&I indications with significant unmet medical need

Proven Leadership Poised for Execution

- Talawar management has significant development and operational expertise in I&I

Setting a New Standard in I&I Diseases

Talawar Therapeutics

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